SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 15, 2004

CINCINNATI BELL INC.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	1-8519 (Commission File Number)	31-1056105 (IRS Employer Identification No.)

201 East Fourth Street Cincinnati, Ohio (Address of principal executive offices)		45202 (Zip Code)

Registrant’s telephone number, including area code: (513) 397-9900

Form 8-K	Cincinnati Bell Inc.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit	Description

99.1	Presentation to investors on April 15, 2004.

Item 9. Regulation FD Disclosure.

     On April 15, 2004 Jack Cassidy, President and CEO of Cincinnati Bell Inc., and Brian Ross, Chief Financial Officer of Cincinnati Bell Inc., will make a presentation to investors. The purpose of the presentation is to provide further clarity on strategic priorities and financial initiatives previously discussed on the Company’s year-end 2003 conference call. A copy of the presentation to be made at the investor meeting is attached to this Current Report as Exhibit 99.1. There will also be a live webcast of the meeting, available on the Investor Relations portion of the Company website, located at http://investor.cincinnatibell.com.

     The information in this Current Report and the exhibit attached to this Current Report as Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that Section nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Act of 1934, except as shall be expressly stated by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

By:	/s/ Christopher J. Wilson

Christopher J. Wilson
Vice President and General Counsel

Date: April 15, 2004

Exhibit Index

Exhibit No.	Exhibit	Page No.

99.1	Presentation to investors on April 15, 2004.